Loss per Share	6 Months Ended
Jun. 30, 2020
Loss per Share [Abstract]
Loss per Share
13.	Loss per Share:

The calculation of net loss per common share is summarized below:

	June 30,
	2020	2019

Net loss	(19,629)	(15,543)

Weighted average common shares outstanding – basic and diluted	9,588,854	305,224
Net loss per common share – basic and diluted	$(2.05)	$(50.92)

As of June 30, 2020 and 2019, securities that could potentially dilute basic LPS in the future that were not included in the computation of diluted LPS, because to do so would have anti-dilutive effect, are any incremental shares of non-vested equity incentive plan shares (Note 14) and of unexercised warrants (Note 11), both calculated with the treasury stock method, as well as shares assumed to be converted with respect to the convertible  notes (Note 4) calculated with the if-converted method.